CORPORATE PRESENTATION February 2, 2012

FORWARD LOOKING STATEMENT

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K, and with our "Consolidated Financial Statements" and notes thereto in our Annual Report on Form 10-K for the year ended January 31, 2011. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims relating to our Canadian properties, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

TRIANGLE PETROLEUM CORPORATION

A GENDA Triangle Highlights Geological Overview Operated Program RockPile Energy Services, LLC Financial Overview Key Investment Considerations

TRIANGLE HIGHLIGHTS

TRIANGLE HIGHLIGHTS

TRIANGLE OVERVIEW



- Oil-focused Bakken player with ~83,500 concentrated net acres, 52% operated
- Strong balance sheet with ~$94mm in cash and no debt
- 1-rig program is fully-funded through 2012, with plans to grow production to up to 3,200 Boe/d by year-end, depending on rig count
- Seasoned Management and Technical Team with Williston Basin and resource play execution experience
- Focused on efficiencies of pad drilling (up to 8 wells per unit) and centralized facilities in industry de-risked Core Area
- Created RockPile Energy Services, LLC in October 2011 to provide pressure pumping services

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TRIANGLE PETROLEUM CORPORATION

T RIANGLE H IGHLIGHTS TRIANGLE TEAM TITLE PERSONNEL PRIOR EXPERIENCE CHIEF EXECUTIVE OFFICER Dr. Peter Hill ▪ Dr. Peter Hill has been Director and Chief Executive Officer of Triangle since December 2009. Dr. Hill has over 39 years of e xpe rience in the international oil & gas industry, having begun his career in 1972 with British Petroleum. He spent 22 years in senior pos iti ons at British Petroleum including as Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Dir ect or for Central and South America. Dr. Hill has worked President and Chief Executive Officer - Harvest Natural Resources Inc. (2000-2005 ), Director / Chairman - Austral Pacific Energy Ltd. (2006-2008), as an independent advisor to Palo Alto Investors, LLC, a hedge fu nd founded in 1989 (2008-2009) and as Non-Executive Chairman - Toreador Resources Corporation (2009 to July 2011). Dr. Hill has a B Sc with Honors in Geology as well as a PhD. PRESIDENT AND CHIEF FINANCIAL OFFICER Jonathan Samuels ▪ Jonathan Samuels has been Director, President and Chief Financial Officer of Triangle since December 2009. Mr. Samuels became President of Triangle in July of 2011. Prior to joining Triangle, Mr. Samuels was an investment professional at Palo Alto Inv est ors, LLC. At the California-based hedge fund, Mr. Samuels was responsible for research and investment sourcing in the energy sector. Mr . S amuels received his BA from the University of California and an MBA at the Wharton School of The University of Pennsylvania. He is a CF A Charterholder . SUBSURFACE MANAGER Kim Perez ▪ Most recently with: EOG Resources, Inc. ▪ Experience: 30 years, conducted research and developed drillable prospects in the Williston Basin as well as in the Green River Basin, Uinta Basin, Central Montana, Paradox Basin, Las Animas Arch and Southwestern Nebraska; mapped and developed the Three Forks play in the Williston Basin and was responsible for well site geology ▪ Education: MS in Geology from the University of Wyoming OPERATIONS MANAGER John Whittington ▪ Most recently with: EOG Resources, Inc. ▪ Experience: 23 years, drilling , completions and production operations; developing the Barnett Shale during its earlier horizontal development stages; exploiting EOG’s horizontal Bakken and Three Forks positions in the Williston Basin ▪ Education: PE degree from the New Mexico Institute of Mining and Technology DRILLING ENGINEER Dominic Spencer ▪ Most recently with: Bill Barrett Corporation ▪ Experience: Drilling Engineer, Drilling Superintendent, Operations Engineer, Project Coordinator and most recently an Operations Manager and Team Coordinator ▪ Education: PE degree from the Colorado School of Mines PRODUCTION AND FACILITIES ENGINEER J.D. McNally ▪ Most recently with: EOG Resources, Inc. ▪ Experience: production engineer for ExxonMobil, working on a range of international oil and gas production systems, including detailed design, construction and operations; horizontal oil well artificial lift optimization and gathering systems and facilities, including new asset development and established production maintenance ▪ Education: BS in Engineering from MIT SENIOR RESERVOIR ENGINEER Craig Smith ▪ Most recently with: Rosetta Resources Inc. ▪ Experience: 34 years, expertise in production and reservoir engineering, economic evaluations, Monte Carlo simulation and statistics, financial systems, software and database development and several programming languages; Niobrara and San Juan basins ▪ Education: BS in Geological Engineering from Colorado School of Mines; MS in Computer Science from the University of Denver VICE PRESIDENT OF ACCOUNTING, PRINCIPAL ACCOUNTANT Joseph Feiten ▪ Most recently with: Hess Corporation ▪ Experience: 37 years, has served as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of two publicly trading E&P companies: American Oil & Gas Inc. and Tipperary Corporation; co - authored the 4 th (1996) and 5 th (2000) editions of Petroleum Accounting Principles, Procedures, & Issues ▪ Education: BSBA in Accounting and MBA from the University of Denver VICE PRESIDENT – LAND Don Schroeder ▪ Most recently with: American Oil & Gas, Inc.. ▪ Experience: 33 years, petroleum landman with Amoco Production Company; management and executive positions with various E&P companies in Denver, Calgary and Russia ▪ Education: BBA in Petroleum Land Management from The University of Texas and MBA from the University of Denver LAND MANAGER Rick Feger ▪ Most recently with: EOG Resources, Inc. ▪ Experience: field landman / broker in the Piceance Basin; expertise in Williston Basin oil and gas matters, particularly with respect to contract negotiations, lease acquisition, title examination as well as both state and commission rules and regulations ▪ Education: BA from the University of California at Santa Barbara and JD from the University of Denver 6

Sheridan Daniels Divide Burke Williams Roosevelt Mountrail Richland McKenzie Dunn Billings Stark Dawson Wibaux Prairie Valley Golden Montana North Dakota FEET 0 124,599 Zone: KRP-BAKKEN - CUM_OIL [KRP] IS PRESENT PETRA 1/2/2012 9:20:33 AM Triangle holds a balanced portfolio of ~83,500 net acres in the core of the Bakken Continuous Oil Play T RIANGLE H IGHLIGHTS ACREAGE POSITION 7 Source: Triangle Petroleum Corporation, 2011. (1) Control assumes 30% or greater working interest. (2) Based on 6 wells per unit. (3) Based on 8 wells per unit. Station Prospect ~54,500 acres in Montana Operated Units: 54 (1) Operated Locations: 324 (2) Core Area ~29,000 acres in North Dakota O perated Units: 21 O perated Locations: 168 (3) Non - operated Units: 119 N on - operated Locations: 952 (3)

GEOLOGICAL OVERVIEW

G EOLOGICAL O VERVIEW BAKKEN PETROLEUM SYSTEM 9 Source: Continental Resources Inc., Corporate Presentation, 2011. Immature M ature Northeast Southwest M arginal United States Canada “ Bakken Kitchen” Continuous, over - pressured oil field 100 Miles

37N 57E 37N 58E 37N 56E 37N 55E 37N 54E 37N 53E 163N 103W 36N 42E 36N 46E 36N 45E 36N 47E 36N 44E 36N 49E 36N 51E 36N 50E 36N 52E 36N 43E 36N 48E 36N 55E 36N 56E 36N 53E 36N 54E 36N 57E 36N 58E 162N 103W 35N 48E 35N 47E 35N 49E 35N 50E 35N 51E 35N 58E 35N 43E 35N 45E 35N 46E 35N 44E 35N 56E 35N 57E 35N 52E 35N 53E 35N 54E 35N 55E 161N 103W 34N 48E 34N 47E 34N 45E 34N 49E 34N 44E 34N 43E 34N 50E 34N 46E 34N 51E 34N 58E 34N 52E 34N 53E 34N 57E 34N 56E 34N 54E 34N 55E 160N 103W 33N 48E 33N 47E 33N 49E 33N 43E 33N 50E 33N 44E 33N 45E 33N 51E 33N 52E 33N 46E 33N 53E 33N 54E 33N 57E 33N 56E 33N 58E 33N 55E 159N 103W 32N 43E 32N 44E 32N 45E 32N 52E 32N 46E 32N 47E 32N 48E 32N 49E 32N 53E 32N 54E 32N 51E 32N 50E 32N 57E 32N 58E 32N 56E 32N 59E 32N 55E 158N 103W 31N 43E 31N 46E 31N 44E 31N 45E 31N 54E 31N 55E 31N 57E 31N 58E 31N 53E 31N 50E 31N 51E 31N 52E 31N 49E 31N 59E 31N 48E 31N 56E 31N 47E 157N 103W 30N 46E 30N 43E 30N 44E 30N 45E 30N 53E 30N 54E 30N 51E 30N 52E 30N 55E 30N 50E 30N 59E 30N 49E 30N 58E 30N 57E 30N 56E 30N 47E 30N 48E 156N 104W 29N 43E 29N 44E 29N 45E 29N 46E 29N 51E 29N 52E 29N 56E 29N 55E 29N 57E 29N 53E 29N 48E 29N 49E 29N 50E 29N 47E 29N 54E 29N 58E 29N 59E 155N 104W 28N 44E 28N 45E 28N 46E 28N 47E 28N 54E 28N 52E 28N 53E 28N 55E 28N 51E 28N 56E 28N 57E 28N 50E 28N 48E 28N 49E 28N 58E 28N 59E 154N 104W 27N 44E 27N 45E 27N 46E 27N 50E 27N 52E 27N 51E 27N 55E 27N 53E 27N 49E 27N 54E 27N 48E 27N 58E 27N 56E 27N 57E 27N 47E 27N 59E 153N 104W 153N 103W 26N 44E 26N 45E 26N 46E 26N 48E 26N 47E 26N 49E 26N 50E 26N 51E 26N 54E 26N 55E 26N 52E 26N 58E 26N 59E 26N 56E 26N 57E 26N 53E 152N 104W 25N 44E 25N 46E 25N 47E 25N 45E 25N 48E 25N 50E 25N 49E 25N 51E Sheridan Daniels Roosevelt 0 0 0 0 . 2 5 5 2. 0 0 . 2 5 5 2 . 0 0 . 5 0 . 5 5 . 0 5 . 0 5 . 0 0 . 5 PETRA 1/3/2012 11:15:50 AM G EOLOGICAL O VERVIEW STATION PROSPECT – ROOSEVELT AND SHERIDAN COUNTIES 10 Source: Triangle Petroleum Corporation, 2011. Bakken Shows (old vertical wells) Bakken Production (laterals) Samson Permitted Bakken Wells Whiting Permitted Bakken Wells EOG Permitted Bakken Well Industry “Closing In,” with Good Production from Long Laterals and N ew Permitted Wells

OPERATED PROGRAM

O PERATED P ROGRAM 159N 103W 159N 100W 159N 99W 159N 102W 159N 101W 159N 98W 159N 97W 159N 95W 159N 96W 32N 58E 32N 59E 158N 103W 158N 100W 158N 101W 158N 102W 158N 99W 158N 98W 158N 97W 158N 96W 158N 95W 31N 58E 31N 59E 157N 103W 157N 102W 157N 101W 157N 100W 157N 99W 157N 98W 157N 97W 157N 95W 157N 96W 30N 59E 30N 58E 156N 104W 156N 103W 156N 102W 156N 101W 156N 100W 156N 99W 156N 97W 156N 95W 156N 96W 156N 98W 29N 58E 29N 59E 155N 104W 155N 103W 155N 102W 155N 101W 155N 99W 155N 100W 155N 98W 155N 97W 155N 96W 155N 95W 28N 58E 28N 59E 154N 104W 154N 103W 154N 102W 154N 99W 154N 100W 154N 98W 154N 101W 154N 97W 154N 95W 154N 96W 27N 58E 27N 59E 153N 104W 153N 102W 153N 103W 153N 100W 153N 99W 153N 98W 153N 97W 153N 101W 153N 96W 153N 95W 26N 58E 26N 59E 152N 103W 152N 104W 152N 100W 152N 99W 152N 102W 152N 101W 152N 98W 152N 97W 152N 96W 152N 95W 25N 59E 25N 58E 151N 101W 151N 103W 151N 102W 151N 104W 151N 100W 151N 99W 151N 98W 151N 97W 151N 96W 151N 95W 24N 60E 24N 59E 150N 101W 150N 103W 150N 102W 150N 104W 150N 100W 150N 99W 150N 98W 150N 97W 150N 96W 150N 95W 23N 60E 23N 59E 149N 104W 149N 102W 149N 103W 149N 101W 149N 100W 149N 99W 149N 98W 149N 97W 149N 96W 149N 95W 22N 59E 22N 60E 148N 104W 148N 103W 148N 105W 148N 102W 148N 101W 148N 100W 148N 99W 148N 96W 148N 98W 148N 97W 148N 95W 21N 60E 21N 59E 147N 105W 147N 104W 147N 103W 147N 102W 147N 96W 147N 95W 147N 100W 147N 97W 147N 101W 147N 99W 147N 98W 20N 60E 146N 105W 146N 104W 146N 103W 146N 102W 146N 96W 146N 95W 146N 97W 146N 99W 146N 98W 146N 100W 146N 101W 19N 60E 145N 105W 145N 104W 145N 103W 145N 102W 145N 96W 145N 97W 145N 95W 145N 98W 145N 101W 145N 100W 145N 99W 18N 60E 144N 105W 144N 104W 144N 103W Williams McKenzie 160N 99W 160N 96W 160N 95W 160N 98W 160N 97W 33N 57E 33N 58E PETRA 1/3/2012 10:21:23 AM SIGNIFICANT INVENTORY OF DE - RISKED OPERATED LOCATIONS 12 As of 2/2/2012, a Total of 42 Applications for Permit to Drill Source: Triangle Petroleum Corporation, 2012. 5 6 9 7 1 3 8 2 4 1 0 11 12 13 14 Approved as of 2/2/2012: 1 Dwyer 150-101-21-16-1H 2 Larson 149-101-9-4-1H through 4H 3 Gullickson Trust 150-101-36-25-1H through 4H 4 Fredrick James 149-101-3-10-1H 5 Larsen 157-101-21-16-1H 6 Larsen 157-101-28-33-1H Submitted / pending NDIC approval as of 2/2/2012: 7 State 154-102-25-36-1H through 4H 8 Steen 149-101-13-24-1H through 4H 9 Wilder 154-101-1-12-1H through 4H 10Triangle 149-101-1-12-1H through 4H 11Skedsvold Trust 151-101-33-29-1H through 4H 12Larsen 157-101-21-16-2H through 4H 13Larsen 157-101-28-33-2H through 4H 14Dwyer 149-101-2-11-1H through 4H

OPERATED PROGRAM

MULTI-WELL PAD DESIGN MAXIMIZES EFFICIENCIES

1. **Increases oil recovery factor** by increasing reservoir-stimulated rock volume
2. **Condenses drilling, completion and production operations**
   - Drilling:
     - Utilize rig's skid system to move between wells on a pad, with rig move cost of ~$25,000 (cost savings of ~$225,000)
   - Completions:
     - Decrease completion time with batch completions; apply zipper frac technique to maximize stimulated rock volume
   - Production:
     - Condense production equipment to a central location, less equipment needed on a per well basis
3. **Minimizes site cost and truck movements** as well as **surface and environmental footprint** for high well density areas
4. **Safety and weather**: minimize road time for drilling and completion rigs, stimulation fleets and other ancillary services
5. Integrate program with **infrastructure** to reduce cost – **share and centralize production facilities**


~ 615'
~ 615'
~ 615'
~ 615'
~ 615'
~ 615'
~ 615'
Middle Bakken
Middle Bakken
Middle Bakken
Middle Bakken
Three Forks
Three Forks
Three Forks
Three Forks

Multi-well Pad Design Allows for More Efficient Drilling and Completion Time and Cost, Especially with Triangle's Lack of Near-term Lease Expirations

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TRIANGLE PETROLEUM CORPORATION

ROCKPILE ENERGY SERVICES, LLC

ROCKPILE ENERGY SERVICES, LLC

SUMMARY OVERVIEW

- RockPile Energy Services, LLC ("RockPile") is a majority-owned subsidiary of Triangle Petroleum Corporation ("Triangle") focused on providing pressure pumping and ancillary services in the Williston Basin
  - — RockPile will be headquartered in Denver, Colorado, with field operations in both Dickinson and Williston, North Dakota
- RockPile has received commitments for a $24mm Series A 8% Convertible Preferred Unit offering, with Triangle subscribing for $20mm, giving Triangle an 83 percent interest in the Series A Units
  - — Proceeds from the Series A offering will be used to purchase equipment for 1 pressure pumping spread, to build a rail-based proppant receiving terminal located in Dickinson, North Dakota and for general corporate purposes
- Complete Management Team in place
- RockPile anticipates the commencement of its pressure pumping operations July 1, 2011
- RockPile and Triangle USA Petroleum Corporation, a wholly owned operating subsidiary of Triangle, will enter into an agreement for the use of 50% of the pumping capacity of RockPile's first spread, based on prevailing market rates
  - — RockPile will seek third party customers as it expands operations and will consider additional pressure pumping spreads based on customer demand and sourcing additional capital
    - With Triangle and other strategic partners as customers, RockPile has contracted 100 percent of the first spread's capacity for the first four months after start-up
- RockPile's first 18,000 horsepower pumping spread will be delivered in April 2012 and is expected to commence daylight operations in July 2012
  - — In addition to its pressure pumping fleet, RockPile will have fully integrated purpose-built proppant loading and storage facilities, fleet maintenance and repair facilities and employee housing facilities

15

TRIANGLE PETROLEUM CORPORATION

R OCK P ILE E NERGY S ERVICES , LLC KEY INVESTMENT CONSIDERATIONS 16 ▪ RockPile will benefit from the currently severe supply / demand imbalance of pressure pumping services in the Williston Basin ▪ Recent rig count of ~200 in the Basin implies approximately 2,000 wells drilled per year and an over $8 - $10bn per year market for pressure pumping and ancillary services ▪ Operators with 4 rigs or less make up approximately 40% of the market and are grossly underserved by incumbent services companies struggling to maintain pace with demand from larger customers ▪ Current idle well inventory waiting on fracturing services is estimated at +400 with an estimated market of +$4 billion and growing ▪ Estimated backlog of 350 - 400 wells Waiting on Completion (WOC) (1) PRESSURE PUMPING VALUATION METRICS PRESSURE PUMPING PROFITABILITY RATIOS (1) Spears & Associates, “Pressure Pumping,” 2011. 3.9x 2.1x 1.9x 1.6x 1.0x 0.0x 1.0x 2.0x 3.0x 4.0x CJES TCW CFW SPN RockPile Price to Book Value: CJES FTS C&J Energy Services, Inc. Frac Tech Services, LLC LTM Operating Margin 34.3% 31.5% LTM EBITDA Margin 37.3% 39.9% LTM Net Margin 19.7% 23.4%

FINANCIAL OVERVIEW

0 500 1,000 1,500 2,000 2,500 3,000 3,500 Q1'13E Q2'13E Q3'13E Q4'13E 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Q1'13E Q2'13E Q3'13E Q4'13E Operated Wells Non-operated Wells F INANCIAL O VERVIEW AS OF FEBRUARY 2, 2012 PRODUCTION PROFILE 18 Current Position CUMULATIVE NET WELLS Note: Dollars in U.S. millions. Charts assume 1 - rig program, 2 rigs running between May and July. 12.1 cumulative net wells by year - end FY2013 Exit Rate ~2,600 – ~3,200 Boe /d Current Capitalization Share Price $6.82 Fully Diluted Shares Outstanding 43.3 Market Capitalization $295.2 Total Debt $0.0 Total Cash $93.9 Total Enterprise Value $201.4 Total Acreage 83,500 TEV / Acres $2,412 Current Commitments: - No hedges - RockPile contractural obligations

F INANCIAL O VERVIEW 19 BUDGET DETAIL FY2013 Capital Budget BUDGET ALLOCATION Note: Dollars in U.S. millions. 52% 23% 8% 11% 6% 1-Rig Operated Drilling Program Non-Operated Drilling Program Land Spend Infrastructure Cash G&A Expected Expenses FY2013 Budget 1-Rig Operated Drilling Program $68 Non-Operated Drilling Program $30 Land Spend $10 Infrastructure $15 Cash G&A $8 Total Budget $131

KEY INVESTMENT CONSIDERATIONS

Key Investment Considerations

TRIANGLE OVERVIEW



- Oil-focused Bakken player with ~83,500 concentrated net acres, 52% operated
- Strong balance sheet with ~$94mm in cash and no debt
- 1-rig program is fully-funded through 2012, with plans to grow production to up to 3,200 Boe/d by year-end, depending on rig count
- Seasoned Management and Technical Team with Williston Basin and resource play execution experience
- Focused on efficiencies of pad drilling (up to 8 wells per unit) and centralized facilities in industry de-risked Core Area
- Created RockPile Energy Services, LLC in October 2011 to provide pressure pumping services

21

TRIANGLE PETROLEUM CORPORATION

APPENDIX

Producing Well Name Operator Status Triangle WI (%) County Target Township Range Stewart 5200 12-29H Oasis Producing 31.41% McKenzie BKKN 152N 100W Federal 4-11H Kodiak Producing 26.25% McKenzie BKKN 147N 105W Grizzly 1-27H R Kodiak Producing 26.25% McKenzie TFK 148N 105W Grizzly 13-6H Kodiak Producing 26.25% McKenzie BKKN 147N 104W Holm 150-99-13-24-1H Newfield Production Co. Producing 23.44% McKenzie BKKN 150N 99W Crossbow #1-7-6H Slawson Producing 17.92% McKenzie BKKN 149N 102W Gabriel #3-36-25H Slawson Producing 17.71% McKenzie BKKN 151N 99W Barnstormer Fed 1-3-10H Slawson Producing 16.41% McKenzie BKKN 148N 100W Roedeske Federal 12x-21 XTO Producing 15.00% McKenzie TFK 148N 104W Staal 150-99-23-14-1H Newfield Production Co. Producing 12.84% McKenzie BKKN 150N 99W Bonanza 1-21-16-H Slawson Producing 12.47% McKenzie BKKN 152N 102W McGregor 26-1H Hess Producing 10.74% McKenzie BKKN 149N 100W Olson 34-19NWH Denbury Onshore, LLC Producing 7.60% McKenzie BKKN 150N 100W Koufax 3-10 #1H Zavanna Producing 7.50% McKenzie BKKN 149N 102W Kostelank 28-1H Hess/Tracker Producing 7.50% Dunn BKKN 145N 97W Hawkeye 16-21-1H Brigham Exploration Company Producing 6.60% Williams BKKN 154N 101W Lawlar 151-98-31-30-1H Newfield Production Co. Producing 6.33% McKenzie BKKN 151N 98W Short Prairie 3-1415H EOG Producing 4.83% Williams BKKN 154N 104W Durham 1-2H Continental Resources, Inc. Producing 4.53% McKenzie BKKN 151N 99W Nordeng 1-8H Continental Producing 4.09% McKenzie TFK 151N 97W Well Name Operator Status Triangle WI (%) County Target Township Range Kahuna 1-7-6H Slawson Waiting on Completion 18.95% McKenzie BKKN 149N 99W Condor 1-36-25H Slawson Waiting on Completion 17.91% McKenzie BKKN 149N 103W Smokey 3-6-7-14-H Kodiak Oil and Gas Drilling 11.41% McKenzie BKKN 148N 99W Thor 1-31-30H Slawson Permitted 10.64% McKenzie BKKN 151N 99W Charles 3-10 1-H Brigham Exploration Company Waiting on Completion 7.84% Williams BKKN 154N 101W Charles 3-10 2-H Brigham Exploration Company Waiting on Completion 7.84% Williams BKKN 154N 101W Mortenson 6-5H Zenergy, Inc Permitted 6.94% Williams BKKN 153N 102W Chitwood 34-36H Whiting Drilling 6.25% McKenzie BKKN 149N 100W Chitwood 44-36TFH Whiting Drilling 6.25% McKenzie BKKN 149N 100W BW-R Peterson ###-##-####H-1 Hess Waiting on Completion 6.24% McKenzie BKKN 149N 99W Syverson 16-34H SM Energy Company Waiting on Completion 5.47% McKenzie BKKN 152N 100W Antelope 1-34-27H 1 Hunt Oil Waiting on Completion 4.36% McKenzie BKKN 149N 101W Johnson 34-33H Whiting Drilling 3.13% McKenzie BKKN 149N 99W Good Shepherd Home 150-101-15B-22-1HPetro-Hunt, LLC Permitted 3.13% McKenzie BKKN 150N 101W Smokey 15-22-15-2H Kodiak Waiting on Completion 3.13% McKenzie BKKN 149N 98W Dwyer 14-33NEH Denbury Onshore, LLC Permitted 2.96% McKenzie BKKN 150N 100W A PPENDIX SELECTED NON - OPERATED WELL LIST 23 Newfield Staal , 12.84% WI Week of 8/28/2011: IP rate of 3,034 Boe /d Completions / Production Rising – at 2/2/2012, ~565 Net Boe /d Newfield Lawlar , 6.33% WI Week of 10/2/2011: IP rate of 2,789 Boe /d Newfield Holm, 23.44% WI Week of 8/21/2011: IP rate of 2,370 Boe /d